UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Bioanalytical Systems, Inc.

(Name of Registrant as Specified In Its Charter)

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January 30, 2012

Dear BASi Shareholders:

You are invited to attend the Annual Meeting of Shareholders of Bioanalytical Systems, Inc. (“BASi”) to be held Thursday, March 15, 2012 at 10:00 a.m. (EST) at BASi headquarters located at 2701 Kent Avenue, West Lafayette, Indiana, 47906 for the following purposes:

(1)	to elect three directors of BASi to serve for a term expiring at the Annual Meeting of Shareholders to be held in 2015 and until their respective successors are duly elected and qualified;
(2)	to approve an amendment to the 2008 Stock Option Plan; and
(3)	to consider and act on a proposal to ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accountants for fiscal 2012.

Details can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

We hope you are able to attend the Annual Meeting personally, and we look forward to meeting with you. Whether or not you currently plan to attend, please complete, date and return the proxy card in the enclosed envelope or you can vote via telephone or the Internet with the instructions provided on the proxy card. The vote of each shareholder is very important. You may revoke your proxy at any time before it is voted by giving written notice to the Corporate Secretary of BASi, by filing a properly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

On behalf of the Board of Directors and management of BASi, I sincerely thank you for your continued support.

Sincerely,

Anthony S. Chilton, Ph.D.

Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE: March 15, 2012

TIME: 10:00 a.m.

PLACE: Bioanalytical Systems, Inc. Headquarters

2701 Kent Avenue

West Lafayette, IN 47906

MATTERS TO BE VOTED UPON:

1.	The election of three class III directors of BASi to serve until the annual meeting of shareholders in 2015 and until their respective successors are elected and qualified.

2.	The approval of an amendment to the 2008 Stock Option Plan to increase the number of common shares authorized for issuance by 900,000 shares to a total of 1,400,000 shares.

3.	The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accountants for fiscal 2012.

4.	Such other business as may properly be brought before the meeting.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THE PROXY STATEMENT, FOR THE AMENDMENT TO THE 2008 STOCK OPTION PLAN AND FOR THE RATIFICATION OF CROWE HORWATH LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR FISCAL 2012.

Holders of BASi common shares of record at the close of business on January 31, 2012 are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors,

Anthony S. Chilton, Ph.D.

Chief Executive Officer

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE ANNUAL MEETING, OR IF YOU PLAN TO ATTEND BUT WISH TO VOTE BY PROXY, PLEASE DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY. A POSTAGE-PAID RETURN ENVELOPE IS PROVIDED FOR THIS PURPOSE. YOU MAY ALSO VOTE VIA TELEPHONE OR THE INTERNET WITH THE INSTRUCTIONS PROVIDED ON THE PROXY CARD.

BIOANALYTICAL SYSTEMS, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MARCH 15, 2012

GENERAL

This proxy statement is furnished by Bioanalytical Systems, Inc. (“BASi” or the “Company”) in connection with the solicitation by the Board of Directors of BASi of proxies to be voted at the Annual Meeting of Shareholders to be held at 10:00 a.m. (EST) on Thursday, March 15, 2012, and at any adjournment thereof. The meeting will be held at the principal executive offices of BASi, 2701 Kent Avenue, West Lafayette, Indiana 47906. This proxy statement and the accompanying form of proxy will be first mailed to shareholders on or about February 3, 2012.

A shareholder signing and returning the enclosed proxy may revoke it at any time before it is exercised by delivering written notice to the Assistant Secretary of BASi, by filing a properly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. The signing of a proxy does not preclude a shareholder from attending the Annual Meeting in person. All proxies returned prior to the Annual Meeting, and not revoked, will be voted in accordance with the instructions contained therein. Any proxy not specifying to the contrary will be voted FOR the election of the nominees for director named below, FOR the amendment to the 2008 Stock Option Plan, FOR the ratification of Crowe Horwath LLP as the Company’s independent registered public accountants for fiscal 2012, and in accordance with the recommendation of the Board of Directors on any other matter that is properly brought before the meeting. Abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved, but will be counted for purposes of determining whether a quorum is present.

As of the close of business on January 31, 2012, the record date for the Annual Meeting, there were 6,972,765 common shares of BASi outstanding. Each outstanding common share owned as of January 31, 2012 is entitled to one vote. BASi has no other voting securities outstanding. Shareholders do not have cumulative voting rights.

A quorum will be present if a majority of the outstanding common shares are present, in person or by proxy, at the Annual Meeting. If a quorum is present, directors will be elected by a plurality of the votes cast and the proposals to amend the 2008 Stock Option Plan and to ratify the appointment of Crowe Horwath LLP as independent registered public accountants for fiscal 2012 will be approved if the number of votes for approval of each proposal exceeds the number of votes against. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote on any of the proposals to be considered at the Annual Meeting.

A copy of the BASi Annual Report and Form 10-K, including audited financial statements and a description of operations for the fiscal year ended September 30, 2011, accompanies this proxy statement. The financial statements contained in the Annual Report and Form 10-K are not incorporated by reference in this proxy statement. Each shareholder will receive a proxy statement whether or not sharing an address with another shareholder. The solicitation of proxies is being made by BASi, and all expenses in connection with the solicitation of proxies will be borne by BASi. BASi expects to solicit proxies primarily by mail, but directors, officers and other employees of BASi may also solicit proxies in person or by telephone. BASi will pay any costs so incurred, but the directors, officers and other employees involved in such solicitations will not receive any additional compensation for such actions.

HOW TO VOTE YOUR SHARES

We are pleased to offer you four options for voting your shares:

(1)	You can vote via the Internet with the instructions provided on the proxy card; or

(2)	You can vote via telephone by following the instructions provided on the proxy card; or

(3)	You can attend the Annual Meeting and cast your vote in person; or

(4)	You may complete, sign, date and return the proxy card by mail or hand delivery.

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We encourage you to register your vote via the Internet. If you attend the meeting, you may also submit your vote in person and any votes that you previously submitted—whether via the Internet, by phone, by mail or by hand delivery—will be superseded by the vote that you cast at the meeting. Whether your proxy is submitted by the Internet, by phone, by mail or by hand delivery, if it is properly completed and submitted and if you do not revoke it prior to the meeting, your shares will be voted at the meeting in the manner set forth in the proxy. To vote at the meeting, beneficial owners will need to contact the broker, trustee or nominee that holds their shares to obtain a "legal proxy" to bring to the meeting.

COMMONLY ASKED QUESTIONS AND ANSWERS

Why am I receiving this proxy statement and proxy card?

This proxy statement describes the proposals on which you, as a shareholder of BASi, are being asked to vote. It also gives you information on the proposals to be voted on at the Annual Meeting, as well as other information so that you can make an informed decision. You are invited to attend the Annual Meeting to vote on the proposals, but you do not need to attend in person in order to vote. You may, instead, follow the instructions above to vote by mail using the enclosed proxy card or you may vote via the Internet or by telephone using instructions included on the proxy card. Even if you currently plan to attend the meeting, it is a good idea to complete and return your proxy card before the meeting date just in case your plans change.

Who can vote at the Annual Meeting?

Shareholders who owned common stock on January 31, 2012, the record date for the Annual Meeting, may attend and vote at the Annual Meeting. Each common share is entitled to one vote. There were 6,972,765 common shares outstanding on January 31, 2012.

What am I voting on?

We are asking you to elect three Class III directors to the Board of Directors of the Company, to approve an amendment to the 2008 Stock Option Plan to increase the number of common shares authorized for issuance under the plan by 900,000 shares to a total of 1,400,000 shares and to ratify the appointment of Crowe Horwath LLP as the Company's independent registered public accountants for fiscal 2012.

What if I change my mind after I give my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

•	Sending a signed statement to the Company that the proxy is revoked (you may send such a statement to the Company’s Assistant Secretary at our corporate headquarters address listed on the Notice of Meeting);

•	Signing another proxy with a later date; or

•	Voting in person at the meeting.

Your proxy will not be revoked if you attend the meeting but do not vote.

How many shares must be present to hold the meeting?

To hold the meeting and conduct business, a majority of BASi’s outstanding voting shares as of January 31, 2012 must be present in person or represented by proxies at the meeting. On January 31, 2012, a total of 6,972,765 common shares were outstanding and entitled to vote. Shares representing a majority number of these votes, or 3,486,383 shares, must be present at the Annual Meeting or in person or by proxy, to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if:

•	They are voted via the Internet; or

•	They are voted via the telephone by following the instructions on the proxy card; or

•	They are voted in person at the meeting; or

•	They are voted by a properly executed proxy card delivered to the Company via mail or by hand delivery.

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 Abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved, but will be counted for purposes of determining whether a quorum is present.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are registered in your name, they will not be voted unless you vote by the internet, telephone, submitting your proxy card via mail or hand delivery, or voting in person at the meeting.

How will my shares be voted if they are held in “street name”?

If your shares are held in “street name,” you should have received voting instructions with these materials from your broker or other nominee. We urge you to instruct your broker or other nominee how to vote your shares by following those instructions. If you do not give your broker or nominee instructions as to how to vote your shares, they may be voted only on matters for which the broker or nominee has discretionary authority under applicable rules. These “broker non-votes” will be counted for purposes of determining whether a quorum is present but will not be counted for any other purpose with respect to Proposals 1, 2 or 3.

How many votes must the nominees have to be elected as Class III directors?

The three Class III directors nominated for election will be elected by a plurality of the votes cast, meaning that the three persons receiving the highest number of “for” votes will be elected. We expect that the election to be held at the 2012 Annual Meeting will be an uncontested election.

Shares represented by your proxy will be voted by BASi’s management “for” the election of each nominee recommended by BASi’s Board of Directors unless you withhold authority for any nominee.

How many votes are required to approve the proposals to be voted on at the Annual Meeting other than the election of directors?

The proposals to approve the amendment to the 2008 Stock Option Plan and to ratify Crowe Horwath LLP as our independent registered public accountants will be approved if the number of votes for approval of the proposals exceeds the number of votes against the proposals at the Annual Meeting.

Who will pay for this proxy solicitation?

We will bear the costs of soliciting proxies from our shareholders. These costs include preparing, assembling, printing, mailing and distributing the proxy statements, proxy cards and annual reports. We will also reimburse brokerage houses and other custodians for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the beneficial owners of common shares.

PROPOSALS TO BE VOTED UPON

PROPOSAL 1 - ELECTION OF DIRECTORS

Required Vote and Board of Directors’ Recommendation

Under the Company's Amended and Restated Bylaws, the number of directors of the Company is to be fixed by resolution of the Board of Directors. The Board of Directors has set the number of directors at seven. In accordance with Indiana law and the Company’s Amended and Restated Bylaws, the Company’s Board of Directors is divided into three classes: Class I, Class II and Class III, each class having a staggered term of three years. Each year the term of office of one Class expires. The term of office of the Class III directors expires at the 2012 Annual Meeting.

Class III of the Board of Directors consists of three directors. The Board of Directors has nominated John B. Landis, Ph.D., David L. Omachinski and Anthony S. Chilton, Ph.D. (the "Nominated Directors") to be elected by the holders of the Company’s common shares, to serve as a Class III Directors of the Company for a term expiring at the 2015 annual meeting of shareholders and until their respective successors are elected and qualified.

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The nomination of each of the Nominated Directors was approved by the Company’s Nominating Committee. If elected, the Nominated Directors have each consented to serve as directors of the Company.

The Board of Directors unanimously recommends that shareholders vote FOR the election of all of the Nominated Directors. Unless authority to vote for any Nominated Director is withheld, the accompanying proxy will be voted FOR the election of all of the Nominated Directors. However, the persons designated as proxies reserve the right to cast votes for another person designated by the Board of Directors in the event any Nominated Director become unable to serve or for good cause will not serve. Proxies will not be voted for more than three nominees. If a quorum is present, those nominees receiving a plurality of the votes cast will be elected to the Board of Directors.

Nominated Directors

The following table shows certain information about the Nominated Directors. The address for each of the Nominated Directors is 2701 Kent Avenue, West Lafayette, IN 47906.

Name	Age	Position	Served as Director Since

John B. Landis, Ph.D.	58	Chairman, Director	2009

David L. Omachinski	59	Director	2009

Anthony S. Chilton, Ph.D.	55	Director, President and Chief Executive Officer	2010

Business Experience of the Nominated Directors

John B. Landis, Ph.D. joined the BASi Board of Directors in November 2009 and was elected Chairman of the Board on February 11, 2010. Dr. Landis previously served as Senior Vice President, Pharmaceutical Sciences of Schering-Plough Corporation, a pharmaceutical company, from September 2003 until his retirement in October 2008. In that role, Dr. Landis led the global pharmaceutical sciences function of pharmacy, analytical chemistry, process chemistry, biotechnology, quality assurance, clinical supplies and devices. Prior to that, Dr. Landis served as Senior Vice President, Preclinical Development at Pharmacia Corporation from 1997 until 2003 and led the global preclinical functions of toxicology, drug metabolism and pharmacokinetics, pharmaceutical sciences, analytical chemistry and laboratory animal care. Dr. Landis also served as Vice President, Central Nervous System (CNS) Psychiatry, Critical Care and Inflammation Development for Pharmacia & Upjohn from 1995 through 1997. Prior to that, Dr. Landis was employed by The Upjohn Company, where he held positions of increasing responsibility in the areas of analytical research, quality assurance and quality control. He is a current member of Purdue University’s Chemistry Leadership Council and Dean’s Leadership Council for the School of Science and serves on the Advisory Board of South West Michigan Life Science Venture Capital and NanoMed Scientific and on the board of directors of Metabolic Solutions Development Company. Over his career, Dr. Landis served on several other boards of directors, academic advisory panels and professional boards. Dr. Landis earned Ph.D. and M.S. degrees in Analytical Chemistry from Purdue University and a B.S. degree in Chemistry from Kent State University.

David L. Omachinski joined the BASi Board of Directors in October 2009. Mr. Omachinski is currently an executive management consultant. From 1993 to 2005, he served in various executive management positions with Oshkosh B'Gosh, Inc., including President, Chief Operating Officer, Chief Financial Officer, Vice President of Finance and Treasurer. Mr. Omachinski also previously held various executive roles with Schumaker, Romenesko & Associates, S.C., a Wisconsin-based, full service, regional accounting firm. Mr. Omachinski has served on the board of Anchor BanCorp Wisconsin, Inc. since 1999, the University of Wisconsin-Oshkosh Foundation since 2003, and Chamco, Inc. since 2002. Mr. Omachinski received his Bachelor of Business Administration from the University of Wisconsin-Oshkosh and is a certified public accountant. Mr. Omachinski is the Chairman of the Board of Directors and Chair of the Audit Committee of Anchor Bancorp.  On June 26, 2009, Anchor Bancorp and the Bank each consented to the issuance of an Order to Cease and Desist (together, the "Orders") by the Office of Thrift Supervision (the "OTS"). The Orders require Anchor Bancorp and its directors, officers and employees to cease and desist from engaging in any unsafe and unsound practices that resulted in the operation of Anchor Bancorp with insufficient liquidity and earnings and an inadequate level of capital for its risk profile or the Bank operating at a loss, with a large volume of adversely classified assets, or with an inadequate level of capital for the kind and quality of assets held.  The Orders require Anchor Bancorp and the Bank to notify, and in some cases receive permission from, the OTS prior to making certain payments, incurring indebtedness, entering into certain contractual arrangements or changing its management or directors.  Further, the Orders require each of Anchor Bancorp and the Bank to submit financial plans to the OTS within a prescribed period of time.  Finally, the Bank must meet and maintain certain core capital and total risk-based capital ratios.

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Anthony S. Chilton, Ph.D. joined the BASi Board of Directors and was named as the Chief Executive Officer, effective May 13, 2010. Dr. Chilton had previously served as Chief Operating Officer of BASi since December 1, 2008 and interim President since January 27, 2010. Dr. Chilton has over 30 years of experience as a scientist and executive in leading life sciences companies in England, Canada and the United States. For the two years prior to joining the Company, Dr. Chilton was in charge of early development programs at Atherogenics, Inc. of Alpharetta, Ga. In the two years prior to that, Dr. Chilton provided consulting and advisory services to various pharmaceutical companies. Prior to that, he was Vice President of the Biopharmaceutical Development Division of Cardinal Health Inc., which he joined through a predecessor company in 1998 that was acquired by Cardinal in 2002. Previously, Dr. Chilton spent three years with life sciences companies in Canada, prior to which he held positions in his native United Kingdom. Dr. Chilton received his bachelor’s degree in Chemistry from the University of East Anglia in 1981, and his Ph.D. in Analytical Chemistry from the University of Hertfordshire in 1993.

Remaining Members of the Board

The following table sets forth certain information regarding each of the remaining directors. The address for each of the remaining directors is 2701 Kent Avenue, West Lafayette, Indiana 47906:

Name	Age	Position	Director Since

Class I Director serving until the 2013 Annual Meeting of Shareholders:
Larry S. Boulet	65	Director	2007
A. Charlene Sullivan	62	Director	2010

Class II Director serving until the 2014 Annual Meeting of Shareholders:
David W. Crabb, M.D.	58	Director	2004
Seth W. Hamot	49	Director	2011

Business Experience of Remaining Members of the Board

Larry S. Boulet has served as a director of the Company since May 2007. Mr. Boulet was a Senior Audit Partner with PricewaterhouseCoopers (PwC) and a National Financial Services Industry Specialist, retiring in July 2002. For the last five years of his career with PwC, Mr. Boulet served as Partner-in-charge of the Indianapolis office’s Private Client Group. Prior to serving on our Board, he served on the Board of Directors of Century Realty Trust, an Indiana based, real estate investment trust. He also served as Audit Committee Chairman until the Trust’s sale and liquidation in 2007. Currently, Mr. Boulet also serves on the Indiana State University Foundation Board of Directors, where he is a former Chairman of the Board. He holds a B.S. degree in Accounting from Indiana State University.

A. Charlene Sullivan, Ph.D. has served as a director of the Company since January 2010. Dr. Sullivan is an Associate Professor of Management at the School of Management and the Krannert Graduate School of Management at Purdue University since 1984 and has been a faculty member at Purdue since 1978.  Throughout her career at Purdue, Dr. Sullivan has taught undergraduate and graduate classes on corporate finance, financial institutions and markets and financial and managerial accounting and has received numerous awards and honors from the university.  Since 2000, Dr. Sullivan also has served as the Management Faculty Advisor for the Technical Assistance Program at Purdue, which consults with small businesses in Indiana.  In addition, Dr. Sullivan has served as a financial analyst for the Indiana Gaming Commission since 1995 and as a risk management consultant for Edgar Dunn & Company (a strategy and consulting firm) since 1994.  Dr. Sullivan has served on the boards of directors of several private financial institutions and not-for-profit organizations, including the Federal Reserve Bank of Chicago from 1990 until 1996 and the Purdue Employees Federal Credit Union from 1997 until April 2009.  She currently serves on the board of directors of the Greater Lafayette Community Foundation and on the Asset-Liability Committee for the Purdue Employees Federal Credit Union.  Dr. Sullivan earned a B.S. degree in Home Economics from the University of Kentucky and a M.S. and Ph.D. in Management from Purdue University.

David W. Crabb, M.D. has served as a director of the Company since February 2004. He has been Chairman of the Indiana University Department of Medicine since 2001. He has been a member of the faculty of the Indiana University Departments of Medicine and Biochemistry and Molecular Biology since 1983. He served as Vice Chairman for Research for the department and as an Assistant Dean for Research from 1993 to 2000. Dr. Crabb is the Director of the Indiana Alcohol Research Center, serves on several editorial boards and is a member of the Boards of Directors of Polymer Technology Systems, Inc., The Regenstrief Institute, and the Health and Hospital Corporation of Marion County. He was a recipient of a NIH Merit award and numerous other research and teaching awards.

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Seth W. Hamot was elected as a director in December 2011. Mr. Hamot has served as the President and the Managing Member of Roark, Rearden & Hamot Capital Management, LLC (“RRHCM”) since 1997 and was the owner of its corporate predecessor, Roark, Rearden & Hamot, Inc. RRHCM is the investment manager to Costa Brava Partnership III L.P. (“Costa Brava”), an investment fund, whose principal business is to make investments in, buy, sell, hold, pledge and assign securities. Costa Brava made a significant investment in our securities in May 2011. Mr. Hamot is also President of Roark, Rearden & Hamot LLC, the general partner of Costa Brava. Prior to 1997, Mr. Hamot was one of the partners of the Actionvest entities. Mr. Hamot has served as a director (since February 2009) and Chairman of the Board (since February 2010) of Orange 21, Inc., a multi-branded designer, developer, manufacturer and distributor of premium eyewear that utilizes high-quality optical lens technology. Mr. Hamot previously served as a director and Chairman of the Board of TechTeam Global Inc., a global provider of outsourced information technology (“IT”) and business processing services, from February 2009 to December 2010, when TechTeam was sold to Stefanini IT Solutions. He also served as a director (since October 2006) and non-executive chairman of the board (since May 2007) of Bradley Pharmaceuticals, Inc., a specialty pharmaceutical company, until its merger with Phase Merger Sub Inc. in February 2008. Mr. Hamot also served as director of CCA Industries, Inc., a manufacturer of health aids, from July 2007 until December 2009. Mr. Hamot has a degree in Economics from Princeton University. We believe Mr. Hamot’s qualifications to serve on our Board include his extensive business, investment and public company board experience as well as financial and corporate contacts.

Board Independence

The Board of Directors has determined that Larry S. Boulet, David W. Crabb M.D., David Omachinski, John B. Landis, Ph.D., Seth W. Hamot and A. Charlene Sullivan, Ph.D. have no relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that such individuals meet the current independence requirements of the NASDAQ Marketplace Rules, as well as the independence requirements of the Securities and Exchange Commission (“SEC”).

Board Leadership Structure

The roles of Chairman and Chief Executive Officer are split into two positions. The Board of Directors believes that separating these roles aligns the Company with emerging trends in best practices for corporate governance of public companies and accountability to shareholders. The Board also believes that this provides a leadership model that clearly distinguishes the roles of the Board of Directors and management. The separation of the Chairman and Chief Executive Officer positions allows our Chief Executive Officer to direct his energy towards operational and strategic issues while the non-executive Chairman focuses on governance and shareholders. The Company believes that separating the Chairman and Chief Executive Officer positions enhances the independence of the Board of Directors, provides independent business counsel for our Chief Executive Officer, and facilitates improved communications between Company management and members of the Board of Directors.

Oversight of Risk Management

It is management’s responsibility to manage our enterprise risks on a day-to-day basis. The Board of Directors is responsible for risk oversight by focusing on our overall risk management strategy and the steps management is taking to manage our risk. While the Board of Directors as a whole maintains the ultimate oversight responsibility, the Board of Directors has delegated certain risk management oversight responsibilities to its various committees. The Audit Committee oversees management of market and operational risks that could have a financial impact, such as those relating to internal controls, liquidity or raw materials. The Compensation Committee is responsible for overseeing risks related to our compensation programs, including structuring and reviewing our executive compensation programs, considering whether such programs are in line with our strategic objectives and incentivizing appropriate risk-taking. The Nominating / Corporate Governance Committee manage the risks associated with governance issues, such as the independence of the Board of Directors and key executive succession.

In addition to the formal compliance program, the Board of Directors encourages management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations of the Company. The Company’s risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for the Company and to address them in its long-term planning process.

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Committees and Meetings of the Board of Directors

The Board of Directors has established Compensation, Audit and Nominating / Corporate Governance Committees, each of which has a written charter. Copies of these charters are available on our website: http://www.basinc.com. Scheduled meetings are supplemented by frequent informal exchange of information and actions taken by unanimous written consents without meetings.

No member of the Board of Directors attended fewer than 75% of the aggregate of the meetings of the Board of Directors and meetings of any committee of the Board of Directors of which he or she was a member. One out of the six members of the Board of Directors attended the 2011 Annual Meeting of shareholders. All of the members of the Board of Directors are encouraged, but not required, to attend BASi’s annual meetings. The following chart shows the number of meetings of each of the committees of the Board of Directors and meetings of the Board of Directors at which a quorum was present:

Committee	Members	Meetings in fiscal 2011

Compensation	David W. Crabb, M.D. (Chair)	1
	David L. Omachinski
	John B. Landis, Ph.D.

Audit	Larry S. Boulet (Chair)	4
	David L. Omachinski
	A. Charlene Sullivan, Ph.D.

Nominating / Corporate Governance	A. Charlene Sullivan, Ph.D. (Chair)	1
	Larry S. Boulet
	David W. Crabb, M.D.
	Seth W. Hamot*

Board of Directors		11

*Seth W. Hamot was elected to the Board of Directors and the Nominating/Corporate Governance Committee on December 28, 2011.

The Compensation Committee makes recommendations to the Board of Directors with respect to:

•	compensation arrangements for the executive officers of BASi,
•	policies relating to salaries and job descriptions,
•	insurance programs,
•	benefit programs, including retirement plans, and
•	administration of the 2008 Stock Option Plan.

The Audit Committee is responsible for:

•	reviewing with the auditors the scope of the audit work performed,
•	establishing audit practices,
•	overseeing internal accounting controls,
•	reviewing financial reporting, and
•	accounting personnel staffing.

The Board of Directors has adopted a written charter for the Compensation Committee and for the Audit Committee, both of which can be found on our website at www.basinc.com. Audit Committee members are not employees of BASi and, in the opinion of the Board of Directors, are “independent” (as defined by Rule 4200(a)(15) of the NASD listing standards). The Board of Directors has determined that each of Larry S. Boulet and David L. Omachinski is an “audit committee financial expert” (as defined by Item 401(h) of Regulation S-K) and “independent” (as defined by Item 7(d)(3)(iv) of Schedule 14A).

The Nominating / Corporate Governance Committee is responsible for receiving and reviewing recommendations for nominations to the Board of Directors and recommending individuals as nominees for election to the Board of Directors. Nominating Committee members are not employees of BASi and, in the opinion of the Board of Directors, are “independent” (as defined by rule 4200 (a)(15) of the NASD listing standards). The Board of Directors adopted a written charter for the Nominating Committee on February 21, 2007 which can be found on our website at www.basinc.com.

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The Nominating / Corporate Governance Committee will consider for nomination as directors persons recommended by shareholders. Such recommendations must be made to the Board of Directors or to an individual director in writing and delivered to Bioanalytical Systems, Inc., Attention: Corporate Secretary, 2701 Kent Avenue, West Lafayette, Indiana 47906 not less than 90 days nor more than 120 days prior to the anniversary date of the prior year’s annual shareholders meeting. The Corporate Secretary will forward all such communications to the addressee. Nominations must set forth, with respect to the person nominated, their name, age, business address and residence address, principal occupation or employment, class and number of shares of BASi which are owned beneficially or of record by the person, and any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. The shareholder making this proposal must state his, her or its name and record address, the class and number of shares of BASi which he, she or it owns beneficially or of record, a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The Chair of the Nominating/Corporate Governance Committee or his or her designee shall have the authority to determine whether a nomination is properly made.

There is no fixed process for identifying and evaluating potential candidates to be nominees for directors, and there is no fixed set of qualifications that must be satisfied before a candidate will be considered. Rather, the Nominating Committee has the flexibility to consider such factors as it deems appropriate. These factors may include education, diversity, experience with business and other organizations comparable with BASi, the interplay of the candidate’s experience with that of other members of the Board of Directors, and the extent to which the candidate would be a desirable addition to the Board of Directors and to any of the committees of the Board of Directors. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying director nominees, but the Nominating Committee does consider, among other things, a director nominee’s potential contribution to the diversity of background and experience of our Board of Directors, including with respect to age, gender, international background, race and specialized experience. The Nominating Committee will evaluate nominees for directors submitted by shareholders in the same manner in which it evaluates other director nominees. No shareholder has properly nominated anyone for election as a director at the Annual Meeting.

Family Relationships

There are no family relationships among the directors and executive officers of BASi.

Certain Relationships and Transactions

The Board reviews transactions with related parties, but has no formal policies in place with respect to such review or the approval of such transactions. There were no transactions with related parties in fiscal 2011.

Communications with the Board of Directors

Any shareholder who desires to contact members of the Board of Directors, including non-management members as a group, may do so by writing to:

BASi Corporate Secretary

2701 Kent Avenue

West Lafayette, IN 47906

corporatesecretary@BASinc.com

The corporate secretary will collect all such communications and organize them by subject matter. Thereafter, each communication will be promptly forwarded to the appropriate board committee chairperson according to the subject matter of the communication. Communications addressed to the non-management members as a group will be forwarded to each non-management member of the board.

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Communications with the Audit Committee

Any person who would like to contact the Company for the purpose of submitting a complaint regarding accounting, internal accounting controls, or auditing matters may do so via email, by writing to:

Chairman of the Audit Committee,

Larry S. Boulet

auditcommittee@BASinc.com

Upon receipt of a complaint, the Chairman of the Audit Committee will follow a review process and actions dictated in the Company’s Code of Business Conduct and Ethics to review and address the complaint. The Company’s Code of Business Conduct and Ethics applies to all of BASi’s directors, employees and officers. BASi’s Code of Business Conduct and Ethics is available on the Company’s website.

Non-Employee Director Compensation and Benefits

BASi's compensation package for non-employee directors is generally comprised of cash (annual retainers and board and committee meeting fees) and stock option awards. The annual pay package is designed to attract and retain highly-qualified, independent professionals to represent BASi's shareholders and reflect BASi's position in the industry. With the 2008 Stock Option Plan, BASi intended to better align director and shareholder interests through the use of stock option awards to directors. Actual annual pay varies among directors based on Board committee memberships, committee chair responsibilities and meetings attended. BASi has not adopted guidelines with respect to non-employee director ownership of common shares. Directors who are employees, if any, receive no additional compensation for their service on the Board.

Compensation for non-employee directors during the 2011 fiscal year consisted of the following:

Type of Compensation	Amount ($)
Annual retainer for Board membership	3,300
Annual retainer for director serving as Chair of the Audit Committee	2,000
Annual retainer for director serving as Chair of the Compensation Committee	1,000
Annual retainer for director serving as Chair of the Nominating Committee	500
Meeting fee for Board meeting, in person	1,000
Meeting fee for Board meeting, by phone	500
Committee meetings, non-Board meeting days, in person	500
Committee meetings, non-Board meeting days, by phone	250
Daily fee for consultation with management	1,000

For meetings of the standing Board committees held in conjunction with a meeting of the Board, no additional fees are paid.

Option Awards

The amounts disclosed under the heading "Option Awards" in the table below consist of the aggregate grant date fair value of the stock option awards granted in fiscal 2011 in accordance with FASB ASC Topic 718. In fiscal 2011, there were no common stock options awarded to non-employee directors.

Business Expenses

The directors are reimbursed for their business expenses related to their attendance at BASi meetings, including room, meals and transportation to and from Board and committee meetings.   Directors are also encouraged to attend educational programs related to Board issues and corporate governance, which are reimbursed by the Company.

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Non-Employee Directors' Compensation Table

The following table shows information regarding the compensation of BASi's non-employee directors for the 2011 fiscal year.

DIRECTOR COMPENSATION FOR FISCAL 2011
Name (1) (2)	Fees paid in cash ($)	Option Awards (3) ($)	All Other Compensation ($)(4)	Total ($)
Larry S. Boulet	9,550	—	—	9,550
David W. Crabb	8,050	—	—	8,050
John B. Landis	6,800	—	—	6,800
David L. Omachinski	6,300	—	346	6,646
A. Charlene Sullivan	7,050	—	—	7,050

(1)	Total options outstanding for each director at fiscal year-end 2011 are as follows: 10,000 outstanding options for each of Dr. Landis, Mr. Omachinski and Dr. Sullivan, respectively; 15,000 outstanding options for Mr. Boulet.
(2)	Mr. Hamot joined our Board of Directors in fiscal 2012 and thus, during fiscal 2011, did not earn any compensation for services on our Board of Directors.
(3)	No common stock options were granted to non-employee directors in fiscal 2011.
(4)	Reimbursement for travel expenses associated with Board meetings.

PROPOSAL 2 – AMENDMENT TO THE 2008 STOCK OPTION PLAN

The 2008 Stock Option Plan, which was approved by the shareholders on March 20, 2008, continues BASi’s program of providing equity incentives to eligible employees, officers and directors. We offer these incentives in order to assist in recruiting, retaining and motivating qualified employees, officers and directors. Since the Stock Option Plan’s adoption, 465,500 common shares have been reserved for issuance. The stock plan may be amended by a vote of the Board of Directors. For more information regarding the Stock Option Plan, please read the full text of the Stock Option Plan, as proposed to be amended, included as Appendix A of this proxy statement.

The proposal will be approved if the number of votes for approval of the proposal exceeds the number of votes against the proposal at the Annual Meeting.

The Board unanimously recommends a vote FOR the amendment to the 2008 Stock Option Plan.

We are proposing an amendment to the 2008 Stock Option Plan that would:

•	Increase the number of shares authorized under the Stock Option Plan by 900,000 shares to a total of 1,400,000 shares.

We believe that alignment of the interests of our shareholders and our employees, officers and directors is best advanced through the issuance of common stock options as a portion of their total compensation. In this way, we reinforce the link between our shareholders and our employees’, officers’ and directors’ focus on personal responsibility, creativity and shareholder returns. Common stock options also play an important role in our recruitment and retention strategies, as the competition for creative and technical talent and leadership in our industry is intense.

During fiscal 2011, we granted common stock options to purchase a total of approximately 27,000 common shares. As of September 30, 2011, the Company had 672,500 outstanding stock options under all plans with a weighted average exercise price of $2.65 and a weighted average remaining contractual life of 7.2 years. Also as of that same date, the number of shares remaining available for future grant under the 2008 Stock Option Plan was 34,500 shares available for issuance as stock options. Upon the adoption of the 2008 Stock Option Plan, shares available but not yet granted under the 1997 Employee Stock Option Plan were replaced by the new plan and not issued. Going forward, we intend to continue to responsibly manage issuances of option awards under the Stock Option Plan.

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The Equity Plan contains several features designed to protect shareholders’ interests. For example, the Stock Option Plan does not allow any options to be granted at less than 100 percent of fair market value, and the exercise price of outstanding options issued under the Stock Option Plan may not be reduced. The Stock Option Plan does not contain an “evergreen” provision whereby the number of authorized shares is automatically increased on a regular basis.

Plan Benefits

The amount and timing of awards granted under the Stock Option Plan are determined in the sole discretion of the administrator and therefore cannot be determined in advance. The future awards that would be received under the Stock Option Plan by directors, executive officers and other employees are discretionary and are therefore not determinable at this time.

Eligibility

Only those persons who are employees or directors of the Company shall be eligible to participate in the Plan. The Compensation Committee shall determine from time to time the particular employees or directors of the Company who shall be eligible to participate in the Plan and the extent of their participation therein. Because participation and the types of awards under the Stock Option Plan are subject to the discretion of the Compensation Committee, the benefits or amounts that will be received by any participant or groups of participants are not currently determinable.

Federal Income Tax Consequences

The exercise of qualified incentive stock options does not create taxable income to the grantee or a tax deduction for the Company if holding period requirements are met. The exercise of non-qualified options creates taxable income to the grantee and a tax deduction to the Company equal to the amount by which the market price exceeds the exercise price on the date of exercise.

Equity Compensation Plan Information

BASi maintains stock option plans that allow for the granting of options to certain key employees and directors of BASi. The following table gives information about equity awards under the stock option plans as of the end of BASi's 2011 fiscal year:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under the Equity Compensation Plan (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders	647,500	$2.57	34,500

Equity compensation plans not approved by security holders (1)	25,000	$4.58	—

Total	672,500	$2.65	34,500

(1) Includes option to purchase 25,000 shares at $4.58 granted to Michael R. Cox on April 1, 2004. This grant is fully vested and expires after 10 years.

For additional information regarding BASi’s stock option plans, please see Note 9 in the Notes to Consolidated Financial Statements in BASi’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

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PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed Crowe Horwath LLP as the Company’s independent registered public accountants for the fiscal year ending September 30, 2012.

We are asking our shareholders to ratify the selection of Crowe Horwath LLP as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Crowe Horwath LLP to our shareholders for ratification as a matter of good corporate practice.

The proposal will be approved if more shares represented in person or by proxy and entitled to vote on this item at the Annual Meeting are voted for approval of the proposal than are voted against approval of the proposal.

The Board unanimously recommends that shareholders vote “FOR” ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accountants for fiscal 2012.

In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Selection of Independent Registered Public Accountants

The Company’s Audit Committee engaged Crowe Horwath LLP (“Crowe”) as the Company’s independent registered public accounting firm for the audit of the consolidated financial statements for the fiscal years ended September 30, 2011, 2010, 2009 and 2008, (as Crowe Chizek and Company LLC) 2007 and 2006 (as Crowe Chizek and Company LLC).

The Company engaged Crowe as its principal independent registered public accountants effective as of October 30, 2006. At no time prior to October 30, 2006 had the Company consulted with Crowe regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Representatives of Crowe are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions concerning the audit of the Company’s financial statements.

 Fees of Independent Registered Public Accountants

The approximate aggregate fees billed for the last two fiscal years for each of the following categories of services are set forth below:

	2011	2010
Audit Fees -
Aggregate fees for annual audit, quarterly reviews	$180,000	$220,000

Tax Fees -
Income tax services related to compliance with tax laws	$30,000	$80,000

All Other Fees -
Services related to the Company’s registered public offering	$60,000	$—

There were no fees for services other than the above paid to the Company’s independent registered public accountants.

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BASi’s policies require that the scope and cost of all work to be performed for BASi by its independent registered public accountants must be approved by the Audit Committee. Prior to the commencement of any work by the independent registered public accountants on behalf of BASi, the independent registered public accountants provide an engagement letter describing the scope of the work to be performed and an estimate of the fees. The Audit Committee and the Chief Financial Officer must review and approve the engagement letter and the estimate before authorizing the engagement. All fees were reviewed and approved by the Audit Committee during fiscal 2011 and 2010. Where fees charged by the independent registered public accountants exceed the estimate, the Audit Committee must review and approve the excess fees prior to their payment.

[Remainder of page intentionally left blank.]

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission nor shall this information be incorporated by reference into any existing or future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that BASi specifically incorporates it by reference into a filing.

The Audit Committee of the Board operates under a written charter, which is reviewed periodically and was most recently amended in May, 2008. The Audit Committee is comprised of three non-employee directors, each of whom in the opinion of the Board of Directors meets the current independence requirements and financial literacy standards of the NASDAQ Marketplace Rules, as well as the independence requirements of the SEC. In the opinion of the Board of Directors, Mr. Boulet and Mr. Omachinski each meet the criteria for an “audit committee financial expert” as set forth in applicable SEC rules.

BASi’s management is primarily responsible for the preparation, presentation and integrity of the Company’s financial statements. BASi’s independent registered public accounting firm, Crowe Horwath LLP (‘independent auditors’), is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion as to the conformity of the financial statements with generally accepted accounting principles.

The function of the Audit Committee is to assist the Board of Directors in its oversight responsibilities relating to the integrity of BASi’s accounting policies, internal controls and financial reporting. The Audit Committee reviews BASi’s quarterly and annual financial statements prior to public earnings releases and submission to the SEC; reviews and evaluates the performance of our independent auditors; consults with the independent auditors regarding internal controls and the integrity of the Company’s financial statements; assesses the independence of the independent auditors: and is responsible for the selection of the independent auditors. In this context, the Audit Committee has met and held discussions with members of management and the independent auditors. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. Management has also represented to the Audit Committee that the Company’s internal controls over financial reporting were effective, except for the computations of the deemed dividend from our May 2011 equity raise and of the projected debt covenant compliance, as of the end of the Company’s most recently-completed fiscal year.

The Audit Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, including the quality and acceptability of the Company’s financial reporting process and internal controls. The Audit Committee has also discussed with the Company’s independent auditors the overall scope and plans for the annual audit and reviewed the results of the audit with management and the independent auditors.

In addition, the Audit Committee has discussed the independent auditors’ independence from the Company and its management, including the matters in the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence. The Audit Committee has also considered whether the provision of any non-audit services (as discussed under “Fees of Independent Registered Public Accountants”) would impact the independence of the auditors.

The members of the Audit Committee are not engaged in the practice of auditing or accounting. In performing its functions, the Audit Committee necessarily relies on the work and assurances of the Company’s management and independent auditors.

In reliance on the reviews and discussions referred to in this report and in light of its role and responsibilities, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2011, be filed with the SEC.

AUDIT COMMITTEE

Larry S. Boulet (Chairman)

David L. Omachinski

Dr. A. Charlene Sullivan

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PRINCIPAL SHAREHOLDERS

Common Stock

The following table shows, as of January 31, 2012, the number of common shares owned by our directors, executive officers named in the Summary Compensation Table below, our current directors and executive officers as a group, and beneficial owners known to us to hold more than 5% of our outstanding common shares. As of January 31, 2012, there were 6,972,765 common shares outstanding.

NAME	Shares Owned		Shares Owned Jointly	Shares / Options Owned Beneficially	Total	%
Peter T. Kissinger (1)	427,747		595,910	252,310	1,275,967	18.3
Candice B. Kissinger(1)	250,956		595,910	429,101	1,275,967	18.3
Seth W. Hamot (2), (3)	—		—	1,127,971	1,127,971	16.2
Anthony S. Chilton (3)	142,500	(4)	—	—	142,500	2.0
Michael R. Cox (3)	87,666	(5)	—	—	87,666	1.3
David L. Omachinski (3)	10,000		—	—	10,000	0.1
Larry S. Boulet (3)	8,500	(6)	—	—	8,500	0.1
David W. Crabb (3)	1,300		—	—	1,300	*
Alberto Hidalgo (3)	—		—	—	—	*
John B. Landis (3)	—		—	—	—	*
A. Charlene Sullivan (3)	—		—	—	—	*
9 Executive Officers and Directors as a group	249,966		—	1,127,971	1,377,937	19.8

* Less than 0.1%

(1) Dr. and Mrs. Kissinger’s shares owned beneficially include the shares owned individually by the other spouse and 1,354 shares jointly owned with their children. The address for the Kissingers is 111 Lorene Place, West Lafayette, Indiana 47906.

(2) Shares owned beneficially include 500,000 shares issuable upon conversion of the Company’s Series A convertible preferred stock and 500,000 shares issuable upon exercise of warrants.

(3) Addresses are in care of BASi at 2701 Kent Avenue, West Lafayette, Indiana 47906.

(4) Shares owned include 142,500 exercisable stock options as of January 31, 2012.

(5) Shares owned include 86,666 exercisable stock options as of January 31, 2012

(6) Shares owned include 5,000 exercisable stock options as of January 31, 2012.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Committee and Compensation Methodology

During the 2011 fiscal year, the Compensation Committee of the Board was responsible for administering the compensation and benefit programs for BASi's team members, including the executive officers. Historically, the Compensation Committee annually reviewed and evaluated cash compensation and stock option award recommendations along with the rationale for such recommendations, as well as summary information regarding the aggregate compensation, provided to BASi's executive officers. The Compensation Committee examined these recommendations in relation to BASi's overall objectives and made compensation recommendations to the Board for final approval. The Compensation Committee also historically sent to the Board for approval its recommendations on compensation for President and Chief Executive Officer, who does not participate in the decisions of the Board as to his compensation package. The President and Chief Executive Officer was not a member of the Compensation Committee during the 2011 fiscal year.

BASi has not hired a compensation consultant to review its compensation practices. The compensation of BASi's executives who were employees as of September 30, 2007 was frozen by the Compensation Committee at the last fiscal year’s 2008 compensation level through fiscal 2011 as part of the effort to return the Company to profitability. This group did not include Dr. Chilton, who was hired in December 2008.

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BASi's executive compensation practices are also affected by the highly competitive nature of the biotechnology industry and the location of BASi's executive offices in West Lafayette, Indiana. The fact that West Lafayette, Indiana is a small city in a predominantly rural area can present challenges to attracting executive talent from other industries and parts of the country. However, the favorable cost of living in this area and the small number of competitive employers in this market, enable the Company to pay generally lower salaries for comparable positions to others in its industry. The Company has also recruited a number of key employees from Purdue University, particularly for scientific and technical responsibilities.

The Compensation Committee, in collaboration with management, is in the process of reviewing the compensation structure of the Company in order to provide the proper incentives and necessary retention of key employees, including the named executive officers, to achieve financial success and an appropriate return to shareholders. These efforts will be ongoing in the current fiscal year.

The Company intends to develop compensation packages for BASi's executive officers that meet each of the following three criteria: (1) market competitive - levels competitive with companies of similar size and performance to BASi; (2) performance-based "at risk" pay that is based on both short- and long-term goals; and (3) shareholder-aligned incentives that are structured to create alignment between the shareholders and executives with respect to short- and long-term objectives.

Employment Agreements and Post-Termination Payments

BASi has Employment Agreements with Messrs. Chilton, Cox and Hidalgo and had an Employment Agreement with Mr. Shepperd.

Employment Agreement with Dr. Anthony S. Chilton

On December 1, 2008, BASi entered into an Employment Agreement with Dr. Chilton to serve as Chief Operating Officer, Scientific Services of BASi. Pursuant to the terms of the agreement between BASi and Dr. Chilton, the agreement has an initial term that ends on December 30, 2010, but this employment term can be extended for successive one year periods unless either BASi or Dr. Chilton gives the other party written notice at least 90 days before the end of the term. Dr. Chilton received a base salary of $195,000 per year in the first year, which may be increased by the Company in the future. Additionally, Dr. Chilton received a sign-on bonus in two installments of $5,000 each, on March 15, 2009 and July 15, 2009. Dr. Chilton will also be eligible for any bonus plans adopted by the Company at the discretion of the Compensation Committee of the Board of Directors.

The Agreement provides that Dr. Chilton could be entitled to severance benefits following the termination of his employment, as is further described below under the heading, “Change-in Control Agreements.” If he is terminated by BASi without "cause", or if Dr. Chilton terminates his employment for "good reason" he would be entitled to the following:

•	Dr. Chilton’s base salary, payable monthly for 12 months following termination;
•	all vacation accrued as of the date of termination;
•	all bonus amounts earned but not paid as of the date of termination; and
•	all salary earned but not paid through the date of termination.

In addition, the non-solicitation provision of Dr. Chilton’s employment contract will not apply in the event of termination without cause or resignation with good reason.

On January 27, 2010, Dr. Chilton was elected as the interim President of the Company.

On February 1, 2010, BASi and Dr. Chilton entered into an Amended and Restated Employment Agreement. Under the amended Employment Agreement, the Company extended the term of Dr. Chilton's employment until January 31, 2013. The amended Employment Agreement provides that, during any period Dr. Chilton serves as Interim President of the Company, (a) his base salary will be increased to $19,105 per month, and (b) he will receive a cash bonus equal to two percent (2%) of the consolidated earnings before interest expense, income tax expense, depreciation expense and amortization expense of the Company for that period ("EBITDA Bonus"). In addition to reimbursement of business expenses in accordance with the Company’s standard reimbursement policies, Dr. Chilton will be entitled to reimbursement for reasonable living expenses in the Lafayette, Indiana area during the term of his employment, and reasonable travel expenses for travel to and from his residence in Alpharetta, Georgia. The Company has also agreed to provide Dr. Chilton a $600 monthly car allowance and certain other benefits consistent with other executive level employees.

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The Employment Agreement also provides that if Dr. Chilton becomes the Company's President and Chief Executive Officer, then (i) his base salary will increase to $21,188.33 per month, (ii) he will receive a grant of options to purchase an additional 125,000 common shares of the Company on the date he is elected to those positions and grants of additional options to purchase 25,000 common shares on the first and second anniversaries of the date of the Employment Agreement, (iii) he will continue to earn the EBITDA Bonus, and (iv) he will be elected to the Company's Board of Directors. All of the options will be granted at an exercise price that is equal to the fair market value of the common shares on the date of grant. The options granted on the date of Dr. Chilton's election would vest in three equal installments on January 31, 2011, 2012 and 2013. The options granted in 2011 would vest in two equal installments on January 31, 2012 and 2013 and the options granted in 2012 would vest on January 31, 2013.

 According to the Employment Agreement, if Dr. Chilton's employment is terminated without Cause (as defined in the Employment Agreement) or he resigns for "Good Reason" (as defined in the Employment Agreement), then the Company shall (a) pay Dr. Chilton (i) his current salary through the termination date or resignation date; (ii) all vacation accrued as of date of resignation or termination, and (iii) all bonuses earned but not paid as of the date of termination or resignation; and (b) pay Dr. Chilton as compensation for loss of office twelve (12) months base salary at the then current salary, provided that such payments shall cease if Dr. Chilton becomes employed during such period.  If Dr. Chilton is terminated for Cause or resigns without Good Reason, the Company will pay Dr. Chilton (x) his earned but unpaid then-current base salary through the date of termination or resignation (y) all vacation accrued as of the date of termination resignation and (z) all bonuses earned but not paid as of the date of termination or resignation.

The Agreement provides that Dr. Chilton could be entitled to severance benefits following the termination of his employment, as is further described below under the heading, “Change-in Control Agreements.”

On May 13, 2010, Dr. Chilton was elected as President and Chief Executive Officer of the Company.

Employment Agreement with Michael R. Cox

On November 6, 2007, BASi entered into an Employment Agreement with Mr. Cox to serve as Vice President, Finance and Administration and Chief Financial Officer of BASi. Pursuant to the terms of the agreement between BASi and Mr. Cox, the agreement has an initial term that ends on December 30, 2010, but this employment term can be extended for successive one year periods unless either BASi or Mr. Cox gives the other party written notice at least 90 days before the end of the term.

Mr. Cox’s Employment Agreement provides for a base salary of $165,000 per year, which may be increased by the Company. Mr. Cox is also eligible for any bonus plans adopted by the Company at the discretion of the Compensation Committee of the Board of Directors.

The Agreement provides that Mr. Cox could be entitled to severance benefits following the termination of his employment, as is further described below under the heading, “Change-in Control Agreements.” If he is terminated by BASi without "cause", or if Mr. Cox terminates his employment for "good reason" he would be entitled to the following:

•	Mr. Cox's base salary, payable monthly for 12 months following termination;
•	all vacation accrued as of the date of termination;
•	all bonus amounts earned but not paid as of the date of termination; and
•	all salary earned but not paid through the date of termination.

In addition, the non-solicitation provision of Mr. Cox's employment contract will not apply in the event of termination without cause or resignation with good reason.

On April 15, 2010, BASi entered into an Amendment to the Employment Agreement with Mr. Cox. The Amendment revised the definition of a "Change of Control" to exclude the filing of a Form 13-D with the Securities and Exchange Commission as a triggering event.  The Amendment further stipulates that no event constituting a Change of Control from the filing of Form 13-D prior to the date of the Amendment has occurred or will be asserted.   Additionally, the term of Mr. Cox's employment was extended until December 30, 2011.

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On September 30, 2011, BASi entered into an Amendment to the Employment Agreement (Amended Agreement) with Michael R. Cox. The Amended Agreement provides that it will expire on December 31, 2011, unless the Company notifies Mr. Cox that it desires to extend the term of the agreement for up to three months.  On December 29, 2011, the Company notified Mr. Cox of its election to extend the term of his amended employment agreement until March 31, 2012. Upon expiration of the agreement, Mr. Cox's employment with the Company will terminate, and, so long as Mr. Cox has continued to perform his duties in a manner consistent with his past performance and executes a severance agreement and release in a form acceptable to the Company, Mr. Cox will be entitled to receive monthly payments at a rate equal to his then-current salary for a period of twelve months following the expiration date.

Employment Agreement with Alberto Hidalgo

On August 18, 2010, BASi entered into an Employment Agreement with Mr. Hidalgo to serve as Vice President, Business Development and Marketing of BASi. Pursuant to the terms of the agreement between BASi and Mr. Hidalgo, the agreement has an initial term that ends on December 30, 2011, but this employment term can be extended for successive one year periods unless either BASi or Mr. Hidalgo gives the other party written notice at least 90 days before the end of the term. Neither party gave written notice to terminate the contract at December 30, 2011.

Mr. Hidalgo’s Employment Agreement provides for a base salary of $163,600 per year, which may be increased by the Company. Mr. Hidalgo is also eligible for any bonus plans adopted by the Company at the discretion of the Compensation Committee of the Board of Directors.

The Agreement provides that Mr. Hidalgo could be entitled to severance benefits following the termination of his employment, as is further described below under the heading, “Change-in Control Agreements.” If he is terminated by BASi without "cause", or if Mr. Hidalgo terminates his employment for "good reason" he would be entitled to the following:

•	Mr. Hidalgo's base salary, payable monthly for 3 months following termination;
•	all vacation accrued as of the date of termination;
•	all bonus amounts earned but not paid as of the date of termination; and
•	all salary earned but not paid through the date of termination.

In addition, the non-solicitation provision of Mr. Hidalgo's employment contract will not apply in the event of termination without cause or resignation with good reason.

Employment Agreement with Richard M. Shepperd

On January 12, 2009, BASi entered into an Amendment to Employment Agreement with Mr. Shepperd. The Amendment reduced Mr. Shepperd's base salary from $35,000 per month to $20,000 per month.  Partially offsetting this, the Amendment provided for a new housing allowance of $1,000 per month, for a total of $12,000 in calendar 2009.  The Amendment also contemplated that, if a "Change in Control" (as defined in the employment contract) occurs prior to the end of the term of the Agreement, Mr. Shepperd will receive a bonus payment of $201,600.

The agreement provided that Mr. Shepperd could be entitled to certain severance benefits following termination of employment. If he is terminated by BASi without "cause", or if Mr. Shepperd terminates his employment for "good reason," he would be entitled to the following:

•	Mr. Shepperd's base salary through December 31, 2009, to be paid monthly;
•	all vacation accrued as of the date of termination;
•	all bonus amounts earned but not paid as of the date of termination; and
•	all salary earned but not paid through the date of termination.

In addition, the non-solicitation provisions of Mr. Shepperd’s employment contract will not apply in the event of termination without cause or resignation with good reason.

The agreement further provides that if Mr. Shepperd's employment ends for any reason other than termination without cause or resignation with “good reason,” Mr. Shepperd shall receive his earned but unpaid salary through the date of termination, all bonus amounts earned but not paid as of the date of termination and all vacation accrued through the date of such termination.

On January 27, 2010, Mr. Shepperd retired as President of the Company and retired as Chief Executive Officer and as a director of the Company on February 12, 2010. In connection with Mr. Shepperd's retirement from the Company, the Board of Directors approved a retirement payment to Mr. Shepperd of $120,000, payable in twelve equal monthly installments commencing March 1, 2010.

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Change-in-Control Agreements

Dr. Chilton’s, Mr. Cox’s and Mr. Hidalgo’s Employment Agreements contain a change in control feature. Under this Employment Agreement, if Dr. Chilton, Mr. Cox or Mr. Hidalgo is “involuntarily terminated” for any reason following a change in control, Dr. Chilton or Mr. Cox would receive an amount equal to his monthly base salary for the 12 months prior to termination payable for at least 2 years and Mr. Hidalgo would receive an amount equal to his monthly base salary for the 12 months prior to termination payable for at least 1 year. Each would also be eligible for any special bonus program and be eligible to participate in Company sponsored benefits, savings and retirement plans, practices, policies and programs, with the employee contribution paid by the employee.

“Involuntarily terminated” is defined in the Employment Agreements as resulting from a “change in control” of the Company, and due to either (1) the elimination or diminution of the Employee’s position, authority, duties and responsibilities relative to the most significant of those held, exercised and assigned at any time during the six month period immediately preceding a “change in control”; or (2) a change in location requiring the Employee’s services to be performed at a location other than the location where the Employee was employed immediately preceding a “change in control,” other than any office which is the headquarters of the Company and is less than 35 miles from such location.

A "change in control" is defined in Dr. Chilton’s Employment Agreements as (1) approval by shareholders of the Company of (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of its common shares immediately prior to the consolidation or merger have substantially the same proportionate ownership of voting common stock of the surviving corporation immediately after the consolidation or merger as immediately before, or (b) a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; (2) a change in the majority of members of the Board of Directors of the Company within a twenty-four (24) month period unless the election, or nomination for election by the Company shareholders, of each new director was approved by a vote of two-thirds (2/3) of the directors then still in office who were in office at the beginning of the twenty-four (24) month period; or (3) the Company combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of the Company immediately prior to the combination do not hold, directly or indirectly, more than fifty percent (50%) of the share of voting common stock of the combined company (there being excluded from the number of shares held by such shareholders, but not from the shares of voting common stock of the combined company, any shares received by affiliates (as defined in the rules of the SEC) of such other company in exchange for stock of such other company).

Executive Compensation Tables

Fiscal 2011 Summary Compensation Table

The following narrative, tables and footnotes describe the "total compensation" earned during BASi's 2011 fiscal year by BASi's named executive officers (each, an “NEO” and together, the “NEOs”). The total compensation presented below does not reflect the actual compensation received by BASi's NEOs or the target compensation of BASi's NEOs during its 2011 fiscal year because there was no value realized by BASi's NEOs during its 2011 fiscal year from long-term incentives (exercise of options).

The individual components of the total compensation calculation reflected in the Summary Compensation Table are broken out below:

Salary. Base salary earned during BASi's 2011 and 2010 fiscal years. The terms of the Employment Agreements governed the base salary for Messrs. Chilton, Cox, Hidalgo and Shepperd.

Bonus. The amounts presented as bonuses for Dr. Chilton below represent a sign on bonus paid in two equal installments per his employment agreement in fiscal 2009 and an accrued cash bonus of 2% of EBITDA per his amended employment agreement in fiscal 2010. The amount presented as a bonus for Mr. Cox in fiscal 2011 is related to his efforts in successfully completing BASi’s public equity offering in May 2011. No other bonuses were paid or accrued in fiscal 2010 or 2011 for any other NEO.

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Option Awards. The awards disclosed under the heading "Option Awards" consist of the aggregate grant date fair value of the stock option awards granted in fiscal 2011 in accordance with FASB ASC Topic 718. The grant date fair value of the option awards may vary from the actual amount ultimately realized by the NEO based on a number of factors. The factors include BASi's actual operating performance, Common Share price fluctuations, differences from the valuation assumptions used, the limited liquidity in the trading of the Company’s shares and the timing of exercise or applicable vesting. Assumptions used in the calculation of the grant date fair value are included in Note 9 in the Notes to Consolidated Financial Statements in BASi’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

All Other Compensation. The amounts included under “All Other Compensation” are described in the footnotes to the table.

SUMMARY COMPENSATION TABLE

						Option		All Other
Name and principal						Awards (1)		Compensation
position	Year	Salary ($)		Bonus ($)		($)		($)		Total ($)
Richard M. Shepperd, President & Chief Executive Officer (2)	2010	90,000		—		—		130,036	(3)	220,036
Anthony S. Chilton, Ph.D., President, Chief Executive Officer; Director (4)	2010	227,200	(5)	32,403	(6)	121,100	(7)	28,667	(8)	409,370
	2011	254,256		69,936	(9)	46,325	(10)	49,450	(11)	419,967
Michael R. Cox, Vice President, Finance and Chief Financial Officer (12)	2010	165,000		—		22,800	(14)	—		187,800
	2011	165,000		20,000	(13)	—		—		185,000
Alberto Hidalgo, Vice President, Business Development and Marketing (15)	2010	19,312		—		25,230	(16)	—		44,542
	2011	163,600		—		—		—		163,600

 (1) Represents the aggregate grant date fair value of the stock option awards granted in fiscal years 2011 and 2010 in accordance with FASB ASC Topic 718. There was one stock option grant to an NEO in fiscal 2011 and four grants to an NEO in fiscal 2010.

(2) On January 27, 2010, Mr. Shepperd retired as President of the Company and retired as Chief Executive Officer and as a director of the Company on February 12, 2010.

(3) Retirement payment approved by the Board of Directors upon Mr. Shepperd’s retirement of $120,000 plus a housing allowance of $1,000 per month per amended employment agreement with Mr. Shepperd executed on January 12, 2009, as discussed above plus vacation payout of $5,536 for vacation accrued up to his retirement.

(4) Dr. Chilton was hired on December 1, 2008, during fiscal 2009. On January 27, 2010, Dr. Chilton was elected as the interim President of the Company. On May 13, 2010, Dr. Chilton was elected as President and Chief Executive Officer of the Company.

(5) Per amendment to the employment agreement executed on February 1, 2010, as discussed above, Dr. Chilton’s base salary was increased to $19,105 per month for the months in which he served as the Interim President of the Company. His base salary was increased again to $21,188 per month when, on May 13, 2010, he was elected as the President and Chief Executive Officer of the Company.

(6) EBITDA bonus per amended employment agreement accrued in fiscal 2010, paid in fiscal 2011.

(7) Grant date fair value of two new grants in fiscal 2010. The first grant was on February 1, 2010 for 25,000 options on common shares, vesting evenly beginning January 31, 2011 and each successive year through January 1, 2013. The second grant was on May 12, 2010 for 125,000 options on common shares, vesting evenly beginning on January 31, 2011 and each successive year through January 31, 2013. As of January 31, 2012, 100,000 option shares have vested and are exercisable.

(8) $600 monthly car allowance and reimbursement of reasonable living and travel expenses per amended employment agreement with Dr. Chilton signed on February 1, 2010.

(9) EBITDA bonus per amended employment agreement accrued in fiscal 2011, paid in fiscal 2012.

(10) Grant date fair value of new grant on February 24, 2011 for 25,000 options on common shares, vesting evenly beginning January 31, 2012 through January 1, 2013. As of January 31, 2012, 12,500 option shares have vested and are exercisable.

(11) $600 monthly car allowance and reimbursement of reasonable living and travel expenses per amended employment agreement with Dr. Chilton signed on February 1, 2010.

(12) Effective October 4, 2007, Mr. Cox also assumed the responsibilities of Chief Administrative Officer. In April, 2010, as discussed above, Mr. Cox entered into a new employment agreement and was awarded additional stock option grants. On September 30, 2011, as discussed above, Mr. Cox entered into an amended employment agreement that originally expired on December 31, 2011 but was extended until March 31, 2012.

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(13) Bonus related to efforts in completing the May 2011 public equity offering.

(14) Grant date fair value of new grant on April 15, 2010 for 20,000 options on common shares, vesting in equal installments beginning April 15, 2011 and each successive year through April 15, 2013. As of January 31, 2012, 6,666 shares have vested and are exercisable.

(15) Mr. Hidalgo was hired on August 18, 2010 and was not included as an NEO in fiscal 2010.

(16) Grant date fair value of new grant on August 18, 2010 for 30,000 options on common shares, vesting in equal installments beginning August 18, 2012 and each successive year through August 15, 2015. As of January 31, 2012, zero shares have vested and are exercisable.

Outstanding Equity Awards at Fiscal Year-End Table

BASi has awarded stock options to members of its senior management and other BASi team members. The terms of these awards typically provide for vesting over a defined period of time. Option awards generally have a four-part vesting schedule in which the first of the four installments vests on the second anniversary of the grant date. Each subsequent one-fourth installment thereafter vests on the anniversary of the grant date for the next three years; however, the Compensation Committee and the Board have the ability to alter, and occasionally do alter, the vesting schedule to meet specific objectives. The options expire if not exercised within ten years from the date of grant. The following table shows the equity awards granted to BASi's NEOs that were outstanding as of the end of BASi's 2011 fiscal year.

OUTSTANDING EQUITY AWARDS AT FISCAL 2011 YEAR-END
OPTION AWARDS

	Number of Securities Underlying Unexercised Options
	(#)	(#)		Option Exercise
Name	Exercisable	Unexercisable		Price ($)	Option Expiration Date

Richard M. Shepperd (1)	—	—		—	—
Anthony S. Chilton, Ph.D.	20,000	10,000	(2)	3.53	November 30, 2018
	8,333	16,667	(3)	0.79	January 31, 2020
	41,667	83,333	(4)	0.99	May 11, 2020
	—	25,000	(5)	2.25	February 23, 2021
Michael R. Cox	50,000	—		4.58	March 31, 2014
	30,000	—		8.60	November 5, 2017
	6,666	13,334	(6)	1.35	April 14, 2020
Alberto Hidalgo	—	30,000	(7)	1.00	August 17, 2020

(1)	Mr. Shepperd’s options were forfeited upon retirement.
(2)	Options on 10,000 shares vested on December 1, 2011.
(3)	Options on 8,334 shares vested on January 31, 2012 and 8,333 shares vest on January 31, 2013.
(4)	Options on 41,666 shares vested on January 31, 2012 and 41,667 shares vest on January 31, 2013.
(5)	Options on 12,500 shares vested on January 31, 2012 and 12,500 shares vest on January 31, 2013.
(6)	Options on 6,667 shares vest on April 15, 2012 and 6,667 shares vest on April 15, 2013.
(7)	Options on 7,500 shares vest on August 18, 2012, 7,500 shares vest on August 18, 2013, 7,500 shares vest on August 18, 2014 and 7,500 shares vest on August 18, 2015.

Fiscal 2011 Option Exercises

There were no options exercised by NEOs in fiscal 2011.

Equity Compensation Plan Information

BASi maintains stock option plans that allow for the granting of options to certain key employees and directors of BASi. The table on page 11 provides information about equity awards under the stock option plans as of the end of BASi's 2011 fiscal year.

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For additional information regarding BASi’s stock option plans, please see Note 9 in the Notes to Consolidated Financial Statements in BASi’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s directors and executive officers and persons who beneficially own more than ten percent of BASi’s Common Shares and any other person subject to section 16(a) with respect to BASi to file with the Securities and Exchange Commission reports showing ownership of and changes in ownership of BASi’s Common Shares and other equity securities. On the basis of information available to us, we believe that all filing requirements were met for fiscal 2011.

SHAREHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

Shareholder proposals to be considered for presentation and inclusion in the proxy statement for the 2013 Annual Meeting of Shareholders must be submitted in writing and received by BASi on or before December 10, 2012. If notice of any other shareholder proposal intended to be presented at the 2013 Annual Meeting of Shareholders is not received by BASi on or before December 10, 2012, the proxy solicited by the Board of Directors of BASi for use in connection with that meeting may confer authority on the proxies to vote in their discretion on such proposal, without any discussion in the BASi proxy statement for that meeting of either the proposal or how such proxies intend to exercise their voting discretion. The mailing address of the principal offices of BASi is 2701 Kent Avenue, West Lafayette, Indiana 47906.

In addition, any shareholder proposal must be in proper written form. To be in proper written form, a shareholder's proposal must set forth as to each matter such shareholder proposes to bring before the 2013 Annual Meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and record address of such shareholder, (c) the number of common shares of BASi which are owned beneficially or of record by such shareholder, (d) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business and (e) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

OTHER BUSINESS

As of the date of this proxy statement, the Board of Directors of BASi has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If (a) any matters not within the knowledge of the Board of Directors as of the date of this proxy statement should properly come before the meeting; (b) a person not named herein is nominated at the meeting for election as a director because a nominee named herein is unable to serve or for good cause will not serve; (c) any proposals properly omitted from this proxy statement and the form of proxy should come before the meeting; or (d) any matters should arise incident to the conduct of the meeting, then the proxies will be voted in accordance with the recommendations of the Board of Directors of BASi.

By Order of the Board of Directors,

Anthony S. Chilton, Ph. D.

Chief Executive Officer

January 30, 2012

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APPENDIX A

BIOANALYTICAL SYSTEMS, INC.

THE 2008 STOCK OPTION PLAN, as proposed to be amended

Adopted by the Board of Directors January 24, 2012

AMENDMENT No. 1

TO THE
bioanalytical systems, inc. 2008 stock option plan

THIS AMENDMENT NO. 1 TO THE BIOANALYTICAL SYSTEMS INC. 2008 STOCK OPTION PLAN (this "Amendment") is made as January 24, 2012. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Bioanalytical Systems Inc. 2008 Stock Option Plan (the "Plan").

WHEREAS, Bioanalytical Systems, Inc. (the "Company") established and maintains the Plan, which was adopted by the Board of Directors on January 18, 2008 and became effective on March 20, 2008;

WHEREAS, the Company desires to amend the Plan to increase the number of Shares available to Participants under the Plan by 900,000 for a total of 1,400,000 Shares;

WHEREAS, pursuant to Section 16 of the Plan, on January 24, 2012, the Board of Directors delivered a resolution to the Company adopting this Amendment; and

WHEREAS, this Amendment will become effective upon approval by the holders of a majority of the issued and outstanding Shares of each class of the voting Shares of the Company voting in person or by proxy at a duly held shareholders' meeting (the "Effective Date");

NOW, THEREFORE, BE IT RESOLVED that, based on the premises set forth above, the Plan is hereby amended, effective on the Effective Date, as follows:

1.          Section 5(a) is amended to read as follows:

(a)       The maximum number of Shares that may be issued with respect to Awards made under the Plan is 1,400,000 Shares. In the event any outstanding Option under the Plan expires or is terminated for any reason prior to the end of the period during which Options may be granted, the Shares allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

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Adopted by the Board of Directors of Bioanalytical Systems, Inc.

John B. Landis, Ph.D.

David L. Omachinski

Anthony S. Chilton, Ph.D.

Larry S. Boulet

A. Charlene Sullivan, Ph.D.

David W. Crabb, M.D.

Seth W. Hamot

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BIOANALYTICAL SYSTEMS, INC.

2008 DIRECTOR AND EMPLOYEE STOCK OPTION PLAN

Adopted by the Board of Directors January 18, 2008

BIOANALYTICAL SYSTEMS, INC.

2008 STOCK OPTION PLAN

1.	Establishment/Plan Purpose. Bioanalytical Systems, Inc., an Indiana corporation, hereby establishes an equity-based incentive compensation plan to be known as the Bioanalytical Systems, Inc. 2008 Stock Option Plan ("Plan") and to be effective as of the Effective Date provided for herein. The purpose of the Plan is to promote the long-term interests of the Company and its shareholders by providing a means for attracting and retaining officers, directors and key employees of the Company and its Affiliates.

2.	Definitions/Rules of Construction.

a.   The following definitions are applicable to the Plan:

" Affiliate " means any "parent corporation" or "subsidiary corporation" of the Company as such terms are defined in Code Sections 424(e) and (f), respectively.

" Award " means the grant by the Committee of Incentive Stock Options or Non-Qualified Stock Options or any combination thereof, as provided in the Plan.

" Award Agreement " means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

" Beneficial Owner " shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

" Board " means the Board of Directors of the Company.

" Cause " means (a) a Participant’s dishonesty, fraud or misconduct with respect to the business or affairs of the Company or any Affiliate which materially and adversely affects the operations or reputation of the Company or any Affiliate (monetarily or otherwise); (b) a Participant’s conviction of a felony crime or a crime involving moral turpitude or entry of a plea of nolo contendre thereof; or (c) a Participant’s violation of the Company’s Code of Conduct.

" Change in Control " means the occurrence of any one of the following events:

i.   any Person, other than an Existing Substantial Shareholder, becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing a majority of the combined voting power of the Company's then outstanding securities (assuming conversion of all outstanding non-voting securities into voting securities and the exercise of all outstanding options or other convertible securities);

ii.   the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

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iii.   the consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation (other than with an Existing Substantial Shareholder or any of its affiliates), other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent, either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof, a majority of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing a majority of the combined voting power of the Company's then outstanding securities; or

iv.   the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity controlled by an Existing Substantial Shareholder or any of its affiliates, or to an entity a majority of the combined voting power of the voting securities of which is owned by substantially all of the shareholders of the Company immediately prior to such sale in substantially the same proportions as their ownership of the Company immediately prior to such sale.

" Code " means the Internal Revenue Code of 1986, as amended, and its implementing regulations.

" Committee " means the Compensation Committee of the Board of Directors.

" Company " means Bioanalytical Systems, Inc., an Indiana corporation.

" Director " means any individual who is a member of the Board.

" Disability " means that a Participant meets one of the following requirements: (i) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Participant is, by reason of medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company.

" Effective Date " means the date that the Plan becomes effective as provided in Section 18.

" Employee " means any person, including an officer or Director, who is employed by the Company or any Affiliate.

" Exchange Act " means the Securities Exchange Act of 1934, as amended.

" Exercise Price " means the price per Share at which the Shares subject to an Option may be purchased upon exercise of the Option.

" Existing Substantial Shareholder " means any Person that alone or together with its affiliates is the Beneficial Owner of more than 15% of the Outstanding Common Stock as of the Effective Date.

" Fair Market Value " means, with respect to a Share as of a particular date, the per share closing price for the Shares on the trading day immediately before such date, as reported by the principal exchange or market over which the Shares are then listed or regularly traded. If the price of a Share is not so reported, Fair Market Value shall be determined, in good faith, by the Committee in accordance with such procedures as the Committee shall from time to time prescribe.

" Incentive Stock Option " means an option to purchase Shares granted by the Committee pursuant to the terms of the Plan, which option is intended to qualify under Code Section 422.

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" Non-Qualified Stock Option " means an option to purchase Shares granted by the Committee pursuant to the terms of the Plan, which option is not intended to qualify under Code Section 422.

" Option " means an Incentive Stock Option or a Non-Qualified Stock Option.

" Participant " means any individual selected by the Committee to receive an Award.

" Person " shall have the meaning given in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any subsidiary of the Company, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation or other business entity owned, directly or indirectly, by substantially all of the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

" Plan " means this Bioanalytical Systems, Inc. 2008 Stock Option Plan.

" Retirement " means, in the case of an Employee, a Separation from Service for reasons other than Cause on or after the date on which the Employee attains age 60.

" Rule 16b-3 " means Rule 16b-3 under the Exchange Act and any future rule or regulation amending, supplementing, or superseding such rule.

" Section 16 Person " means a person subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions that involve equity securities of the Company.

" Securities Act " means the Securities Act of 1933, as amended.

" Separation from Service " or " Separates from Service " shall mean death, Disability, Retirement, or other termination of employment with the Company.

" Shares " means the common shares of the Company.

" 10% Shareholder " has the meaning set forth in Section 9.

b.   The following rules shall govern in the interpretation of the Plan:

i.   Except to the extent preempted by United States federal law or as otherwise expressly provided herein, the Plan and all Award Agreements shall be interpreted in accordance with and governed by the internal laws of the State of Indiana without giving effect to any choice or conflict of law provisions, principles, or rules.

ii.   The Plan and all Awards are intended to comply with an exemption from the requirements of Code Section 409A.

iii.   Any reference herein to a provision of law, regulation, or rule shall be deemed to include a reference to the successor of such law, regulation, or rule.

iv.   To the extent consistent with the context, any masculine term shall include the feminine, and vice versa, and the singular shall include the plural, and vice versa.

v.   If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity of that provision shall not affect the remaining parts of the Plan, and the Plan shall be interpreted and enforced as if the illegal or invalid provision had never been included herein.

vi.   The grant of Awards and issuance of Shares hereunder shall be subject to all applicable statutes, laws, rules, and regulations and to such approvals and   requirements as may be required from time to time by any governmental authority or securities exchange or market on which the Shares are then listed or traded.

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vii.   The descriptive headings and sections of the Plan are provided for convenience of reference only and shall not serve as a basis for interpretation of the Plan.

3.   Administration .

a.   The Committee .. The Committee shall administer the Plan and, subject to the provisions of the Plan and applicable law, may exercise its discretion in performing its administrative duties. The Committee shall consist of not fewer than three (3) Directors, and Committee action shall require the affirmative vote of a majority of its members. The members of the Committee shall be appointed by, and shall serve at the pleasure   of, the Board. It is intended that the Committee be composed solely of Directors who both are non-employee directors under Rule 16b-3 and "independent" as defined by the requirements of any stock exchange or quotation system on which the Company's common stock is listed or quoted. Failure of the Committee to be so composed shall not result in the cancellation, termination, expiration, or lapse of any Award.

b.   Authority of the Committee . Except as limited by law or by the Articles of Incorporation or By-Laws of the Company, and subject to the provisions of the Plan, the Committee shall have full power and discretion to: select the Employees who shall participate in the Plan; determine   the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent   with the Plan; construe and interpret the Plan, all Award Agreements, and any other agreements or instruments entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and amend the terms and conditions of any outstanding Award and applicable Award Agreement to the extent that such terms and conditions are within the discretion of the Committee . Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. Each Award shall be evidenced by a written Award Agreement between the Company and the Participant and shall contain such terms   and conditions as may be established by the Committee consistent with the provisions of the Plan. Notwithstanding the preceding provisions, the Committee shall not have any authority to take any action that would cause an Option to become subject to Code Section 409A. Except as limited by applicable law or the Plan, the Committee may use its discretion to the maximum extent that it deems appropriate in administering the Plan.

c.   Delegation by the Committee . The Committee may delegate all or any part of its authority and powers under this Plan to one or more Directors or officers of the Company; provided, however, the Committee may not delegate its authority and powers (i) with respect to grants to Section 16 Persons, or (ii) in a way that would jeopardize the Plan' s satisfaction of Rule 16b-3.

d.   Decisions Binding . All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to this Section shall be final, conclusive, and binding on all persons, including the Company and Participants.

4.   Participants . Only those persons who are Employees or Directors of the Company shall be eligible to participate in the Plan. The Committee shall determine from time to time the particular Employees or Directors of the Company who shall be eligible to participate in the Plan and the extent of their participation therein.

5.   Shares Subject to Plan, Limitations on Grants and Exercise Price . Subject to adjustment by the operation of Section 11 hereof:

a.   The maximum number of Shares that may be issued with respect to Awards made under the Plan is 500,000 Shares. In the event any outstanding Option under the Plan expires or is terminated for any reason prior to the end of the period during which Options may be granted, the shares allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

b.   The Shares with respect to which Awards may be made under the Plan may either be authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Any Award that expires, terminates or is surrendered for cancellation may be subject to new Awards under the Plan with respect to the number of Shares as to which a termination or forfeiture has occurred. Any option issued under the Plan surrendered in order to effect exercise of another option in accordance with Paragraph 7 (c) below shall be deemed to be an exercised option and will not be available for future option grants under this Plan.

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c.   The Exercise Price for any Award made under the Plan may not be less than the Fair Market Value of the Shares as of the date of the award.

d.   No Participant may be granted Incentive Stock Options under this Plan that would result in Shares with an aggregate Fair Market Value (determined as of the date the Option is granted) of more than One Hundred Thousand Dollars ($100,000) first becoming exercisable in any one calendar year. To the extent that a purported Incentive Stock Option would violate the limitation specified in the preceding sentence, the portion of the Option in excess of such limitation shall be deemed a Non-Qualified Stock Option.

e.   Notwithstanding the preceding provisions, if the Company or an Affiliate consummates a transaction described in Code Section 424(a) (e.g., the acquisition of property or stock from an unrelated corporation), individuals who become Employees or Directors on account of such transaction may be granted Options in substitution for options granted by such former employer or recipient of services. If such substitute Options are granted, the Committee, in its sole discretion and consistent with Code Section 424(a) and the requirements of Code Section 409A, may determine that such substitute Options shall have an Exercise Price less than one hundred (100%) of the Fair Market Value of the Shares to which the Options relate determined as of the dates of grant. In carrying out the provisions of this Section, the Committee shall apply the principles contained in Section 11.

6.   General Terms and Conditions of Options .   The Committee will have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and to prescribe the terms and conditions (which need not be identical among Participants) of the Options. Each Option will be evidenced by an Award Agreement that will specify: (a) the Exercise Price, (b) the number of Shares subject to the Option, (c) the expiration date of the Option, (d) the manner, time and rate (cumulative or otherwise) of exercise of the Option, (e) the restrictions, if any, to be placed upon the Option or upon Shares that may be issued upon exercise of the Option, (f) the conditions, if any, under which a Participant may transfer or assign Options, and (g) any other terms and conditions as the Committee, in its sole discretion, may determine. The Committee may, as a condition of granting any Option, require that a Participant agree to surrender for cancellation one or more Options previously granted to such Participant.

7.   Exercise of Options . Subject to the provisions of the Plan and the applicable Award Agreement, a Participant may exercise an Option, in whole or in part, at any time prior to the termination of the Option, by giving written notice to the Company of exercise on a form provided by the Committee (if available). Such notice shall specify the number of Shares subject to the Option to be purchased and shall be accompanied by payment in full of the total Exercise Price by cash or check or such other form of payment as the Company may accept. If permitted by the Committee or the applicable the Award Agreement, payment in full or in part may also be made by:

a.   Delivering Shares already owned by the Participant for more than six (6) months and having a total Fair Market Value on the date of such delivery equal to the total Exercise Price;

b.   The certification of ownership of Shares owned by the Participant to the satisfaction of the Committee for later delivery to the Company as specified by the Committee;

c.   Delivering, if the Participant may do so without violating Section 16(b) of the Exchange Act, by surrendering sufficient vested options based on the difference between the exercise price and the Fair Market Value at the time of exercise of the Shares to equal the exercise price of the Shares to which the Option is being exercised;

d.   Any other method permitted by the Committee in the Award Agreement; or

e. Any combination of the foregoing.

No Shares shall be issued until full payment therefore has been made. A Participant shall have all of the rights of a shareholder of the Company holding the class of Shares subject to such Option (including, if applicable, the right to vote the shares and the right to receive dividends) when the Participant has given written notice of exercise, has paid the total Exercise Price, and such Shares have been recorded on the Company's official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant.

29

8.   Termination of Options . Unless otherwise specifically provided by the Committee in the Award Agreement or any amendment thereto, Options will terminate as provided in this Section.

a.   Unless sooner terminated under the provisions of this Section and notwithstanding the provisions of Subsection (b) or (d) below of this Section 8, Options will expire not more than five (5) years from the date of grant if the Participant is a 10% Shareholder, and not more than ten (10) years from the date of grant if the Participant is not a 10% Shareholder.

b.   If the Participant's Separation from Service (without Cause) occurs by reason of Retirement or Disability, the Participant may exercise all outstanding Options with respect to Shares for which it could have been exercised on the effective date of the Participant's Retirement within the period of three months immediately succeeding the Participant's Retirement, or if by reason of Disability, within twelve (12) months after termination of employment due to Disability.

c.   If the Participant's Separation from Service (with or without Cause) is due to any reason other than Retirement or Disability, all rights under any Options granted to the Participant will terminate immediately upon the Participant's Separation from Service.

d.   In the event the Participant's Separation from Service is due to death, the Participant's beneficiary or estate, if no beneficiary, may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of his death, but only within the period of twelve (12) months from the date of the Participant's death.

9.   Special Rules Applicable to Incentive Stock Options .

a.   Incentive Stock Options may be granted only to Participants who are Employees. Any provisions of the Plan to the contrary notwithstanding, (a)  no Incentive Stock Option will be granted more than ten (10) years from the earlier of the date the Plan is adopted by the Board or approved by the Company's Shareholders, (b) no Incentive Stock Option will be exercisable more than ten (10) years from the date the Incentive Stock Option is granted, (c) the Exercise Price of any Incentive Stock Option will not be less than the Fair Market Value per Share on the date such Incentive Stock Option is granted, (d) any Incentive Stock Option will not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution and will be exercisable during the Participant's lifetime only by such Participant, (e) no Incentive Stock Option will be granted that would permit a Participant to acquire, through the exercise of Incentive Stock Options in any calendar year, under all plans of the Company and its Affiliates, Shares having an aggregate Fair Market Value (determined as of the time any Incentive Stock Option is granted) in excess of $100,000 (determined by assuming that the Participant will exercise each Incentive Stock Option on the date that such Option first becomes exercisable), and (f) no Incentive Stock Option may be exercised more than three (3) months after the Participant's Separation from Service for reasons due to Retirement, or more than one (1) year after the Participant's Separation from Service due to the Disability or the death of the Participant. Notwithstanding the foregoing,   no Incentive Stock Option shall be granted under the Plan to any Employee of the Company who, at the time such Incentive Stock Option is granted, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any parent or subsidiary corporation of the Company or any parent or subsidiary corporation of any of the foregoing (such employee being hereinafter referred to as a "10% Shareholder"), except as provided below. For purposes of this Section 9, shares owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. The percentage limitations of this Section 9 shall not apply, however, if, at the time such Incentive Stock Option is granted, the Exercise Price is at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to the Incentive Stock Option and such Option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted.

b.   Notwithstanding any other provisions of the Plan, if for any reason an Option granted under the Plan that is intended to be an Incentive Stock Option fails to qualify as an Incentive Stock Option, such Option will be deemed to be a Non-Qualified Stock Option, and such Option will be deemed to be fully authorized and validly issued under the Plan.

30

10.   Restrictive Covenants . In its discretion, the Committee may condition the grant of any Award under the Plan upon the Participant agreeing to covenants in favor of the Company and/or any Affiliate (including, without limitation, covenants not to compete, not to solicit employees and customers, and not to disclose confidential information) that may have effect following the termination of employment with the Company or any Affiliate, and after the Award has been exercised, including, without limitation, the requirement to disgorge any profit, gain or other benefit received upon exercise of the Award prior to any breach of any covenant.

11.   Adjustments Upon Changes in Capitalization . In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, reverse stock split, spin-off, stock dividend, combination or exchange of Shares or other securities of the Company, any change in the corporate structure or Shares of the Company or other similar corporate transaction or event, the maximum aggregate number and class of Shares as to which Awards may be granted under the Plan and the number and class of Shares and the Exercise Price of any outstanding Options will be appropriately adjusted by the Committee to prevent the dilution or diminution of Awards. The Committee's determination with respect to any adjustments will be conclusive. Any fractional shares so determined will be rounded to the nearest whole number of shares.

12.   Assignments and Transfers . Except as otherwise expressly authorized by the Committee in the Award Agreement or any amendment thereto during the lifetime of a Participant, no Award nor any right or interest of a Participant in any Award under the Plan may be assigned, encumbered or transferred otherwise than by will or the laws of descent and distribution.

13.   Rights Under the Plan . No officer, Employee, Director or other person will have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no officer, Employee, Director or other person will have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken under the Plan will be construed as giving any Employee any right to be retained in the employ of the Company or any Affiliate.

14.   Delivery and Registration of Shares . The Company's obligation to deliver Shares with respect to an Award will, if the Committee requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee will determine to be necessary or advisable to comply with the provisions of the Securities Act or any other applicable federal or state securities laws. It may be provided that any representation requirement will become inoperative upon a registration of the Shares or other action eliminating the necessity of the representation under the Securities Act or other state securities laws. The Company will not be required to deliver any Shares under the Plan prior to (a) the admission of such Shares to listing on any stock exchange or system on which Shares may then be listed, and (b) the completion of any registration or other qualification of the Shares under any state or federal law, rule or regulation, as the Company determines to be necessary or advisable.

15.   Withholding Tax . To the extent required by law in effect at the time any Options are exercised, the Company has the right and power to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy all applicable tax withholding requirements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares already owned for a period of at least six months and, in each case, having a value equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount that the Committee determines, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined for these purposes. For these purposes, the value of the Shares to be withheld or delivered will be equal to the Fair Market Value as of the date that the taxes are required to be withheld.

31

16.   Termination, Amendment and Modification of Plan . The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify the Plan; provided, however, that to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or Code Section 422 (or any other applicable law or regulation, including requirements of any stock exchange or quotation system on which the Company's common stock is listed or quoted), shareholder approval of any Plan amendment will be obtained in the manner and to the degree as is required by the applicable law or regulation; and provided further, that no termination, amendment or modification of the Plan will in any manner affect any Award theretofore granted pursuant to the Plan without the consent of the Participant to whom the Award was granted or the transferee of the Award. The Plan shall be binding upon any successor to substantially all the assets of the Company. However, no Options shall be granted hereunder upon termination of the Plan.

17.   Repricing . Notwithstanding any provision in the Plan to the contrary and except for adjustments made pursuant to Section 11 of the Plan (relating to the adjustment of Shares and related Awards upon certain changes in capitalization), the Exercise Price of any outstanding Option granted under the Plan may not be decreased after the date of grant nor may any outstanding Option granted under the Plan be surrendered to the Company as consideration for the grant of a new Option with a lower Exercise Price.

18.   Effective Date and Term of Plan . The Plan will become effective upon approval by the holders of a majority of the issued and outstanding Shares of each class of the voting Shares of the Company voting in person or by proxy at the duly held shareholder's meeting, provided that the Plan shall become effective only if approved within twelve (12) months before or after the Plan is adopted. The Plan shall terminate on the ten (10) year anniversary of the Effective Date.

19.   Securities Law . No Option shall be granted, and no shares issued in connection with any Award unless the grant of the Option and the issuance and delivery of shares or cash pursuant to the Award, complies with all relevant provisions of state and federal law, including without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any market system or stock exchange upon which the shares may then be listed or traded. Participant shall not offer, sell or otherwise dispose of any Option in any manner that would: (a) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law), or to amend or supplement such filing or (b) violate or cause the Company to violate the Securities Act, or any other state or federal law.

20.   Mistake of Fact . Any mistake of fact or misstatement of facts shall be corrected when it becomes known by a proper adjustment to an Award or Award Agreement.

21.   Evidence . Evidence required of anyone under the Plan may be by certificate, affidavit, document, or other information which the person relying thereon considers pertinent and reliable, and signed, made, or presented by the proper party or parties.

22.   Notices . Any notice or document required to be given to or filed with the Committee will be properly given or filed if hand delivered (and a delivery receipt is received) or mailed by certified mail, return receipt requested, postage paid, to the Committee.

23.   No Company Obligation . Unless required by applicable law, the Company, an Affiliate, the Board, and the Committee shall not have any duty or obligation to affirmatively disclose material information to a record or beneficial holder of Shares or an Award, and such holder shall have no right to be advised of any material information regarding the Company   or any Affiliate at any time prior to, upon, or in connection with the receipt, exercise, or distribution   of an Award. In addition, the Company, an Affiliate, the Board, the Committee, and any attorneys, accountants, advisors, or agents for any of the foregoing shall not provide any advice, counsel, or recommendation to any Participant with respect to, without limitation, any Award, any exercise of an Option, or any tax consequences relating to an Award.

24.   Liability and Indemnification . No member of the Board, the Committee, or any officer or employee of the Company or any Affiliate shall be personally liable for any action, failure to act, decision, or determination made in good faith in connection with this Plan. By participating in the Plan, each Participant agrees to release and hold harmless the Company and its Affiliates (and their respective directors, officers, and employees) and the Committee from and against any tax liability, including, but not limited to, interest and penalties, incurred by the Participant in connection with his receipt of Awards under the Plan and the payment, and exercise thereof. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense (including, but not limited to, attorneys fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or   she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (ii) any and all amounts paid by him or her in settlement thereof, with the Company's prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at the Company's expense, to handle and defend such claim, action, suit, or proceeding before he or she undertakes to handle and defend the same on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

32

25.   Mitigation of Excise Tax . Subject to any other agreement providing for the Company's indemnification of the tax liability described herein, if any payment or right accruing to a Participant under this Plan (without the application of this Section), either alone or together   with other payments or rights accruing to the Participant from the Company or an Affiliate , would constitute a "parachute payment," as defined in Section 280G of the Code and regulations thereunder, such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose.

26.   Proceeds . The proceeds received by the Company from the sale of Shares pursuant to the Plan will be used for general corporate purposes.

Adopted by the Board of Directors of Bioanalytical Systems, Inc.

William E. Baitinger

Larry S. Boulet

David W. Crabb

Leslie B. Daniels

Richard M. Shepperd

33

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on March 15, 2012.

Vote by Internet
• Log on to the Internet and go to www.investorvote.com/BASi2012
• Follow the steps outlined on the secured website.

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board recommends a vote FOR all nominees and FOR Proposals 2 and 3.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold
01 - John B. Landis, Ph.D.	☐	☐	02 - David L. Omachinski	☐	☐	03 - Anthony S. Chilton, Ph.D.	☐	☐	+

	For Against Abstain		For Against Abstain
2. A proposal to increase the number of common shares available under the 2008 Stock Option Plan by 900,000 shares to a total of 1,400,000 shares.	☐ ☐ ☐	3. Proposal to ratify Crowe Horwath LLP as the Company’s independent registered public accountants for fiscal 2012.	☐ ☐ ☐

B Non-Voting Items
Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting	☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

■	32D V	+

01F01B

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy - Bioanalytical Systems Inc.

Notice of 2012 Annual Meeting of Shareholders
Principal Executive Offices of BASi

2701 Kent Avenue, West Lafayette, IN 47906

Proxy Solicited by Board of Directors for Annual Meeting - March 15, 2012 at 10:00 a.m.

Michael R. Cox and Lina Reeves-Kerner, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Bioanalytical Systems, Inc. to be held on March 15, 2012 at 10:00 a.m. or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominees in Proposal 1 and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on March 15, 2012.

Vote by Internet
• Log on to the Internet and go to www.investorvote.com/BASi2012
• Follow the steps outlined on the secured website.

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board recommends a vote FOR all nominees and FOR Proposals 2 and 3.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold
01 - John B. Landis, Ph.D.	☐	☐	02 - David L. Omachinski	☐	☐	03 - Anthony S. Chilton, Ph.D.	☐	☐	+

	For Against Abstain		For Against Abstain
2. A proposal to increase the number of common shares available under the 2008 Stock Option Plan by 900,000 shares to a total of 1,400,000 shares.	☐ ☐ ☐	3. Proposal to ratify Crowe Horwath LLP as the Company’s independent registered public accountants for fiscal 2012.	☐ ☐ ☐

B Non-Voting Items
Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting	☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

■	32D V	+

01F01B

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy - Bioanalytical Systems Inc.

Notice of 2012 Annual Meeting of Shareholders
Principal Executive Offices of BASi

2701 Kent Avenue, West Lafayette, IN 47906

Proxy Solicited by Board of Directors for Annual Meeting - March 15, 2012 at 10:00 a.m.

Michael R. Cox and Lina Reeves-Kerner, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Bioanalytical Systems, Inc. to be held on March 15, 2012 at 10:00 a.m. or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominees in Proposal 1 and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)